UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)                 (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2010; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2012, the Fund will send you a Form 1099-DIV for the calendar year 2011 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund’s Distribution Policy”.

November 3, 2011

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the third quarter of 2011. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.80% of the September 30, 2011, closing price of $10.00 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 2.09% for the quarter ended September 30, 2011, which was slightly less than the 2.79% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index – a stock-only index – had a total return of 1.55%. The continuing sovereign debt crisis in Europe and concerns about a potential global economic slowdown intertwined with partisan politics at home to produce broad equity market quarterly returns that were the worst since the fourth quarter of 2008. For example, the S&P 500 was down 8.53%. Compared to broad market performance during this period, the defensive nature of your Fund’s investments continued to be the right place to be.

     On a longer-term basis, as of September 30, 2011, your Fund had a five-year cumulative total return of 44.42%, which is higher than the 30.45% return of the composite of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 20.95%. It is important to note that the composite and index returns stated here and below include no fees or expenses, whereas the Fund’s NAV returns are net of expenses.

     The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated through September 30, 2011	DNP Select Income Fund Inc.		Composite Index	S&P 500 Utilities Index	Barclays Capital Utility Bond Index
	Market	NAV
One year	10.8%	13.0%	11.0%	12.0%	8.0%
Five years	44.4%	36.9%	30.5%	21.0%	51.5%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Barclays Capital Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Barclays Capital Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Fracking for Natural Gas: Natural gas is the cleanest burning fossil fuel, emitting approximately half the carbon dioxide (CO2) of coal and 30% less than fuel oil. Other than CO2, the combustion byproduct of natural gas is mostly water vapor. Coal and gas have nitrogen and sulfur content, so their combustion byproducts include not only CO2, but also nitrogen oxides, sulfur dioxide and ash. Because natural gas is cleaner burning, it is generally considered to be central to energy development and policy focused on the reduction of green house gas emissions. Another factor that makes natural gas an attractive energy source is its reliability, because its supply is not dependent on foreign countries. About 84% of the natural gas consumed in the U.S. is produced here, and about 97% is produced here or in Canada. Currently, natural gas accounts for about 40% of domestic electric industry output and, because of its favorable characteristics, the electric utility industry has largely moved to natural gas for new electricity generation projects.

     Historically, most of the natural gas produced domestically has come from “conventional” reservoirs. In conventional reservoirs, wells are drilled in fields that contain gas in porous materials that allow it to flow through the reservoir to the drill shaft for extraction. Wells in “unconventional” reservoirs must access gas in less or non-porous materials such as rock. Shale gas, which is frequently discussed in the media, is the term given to unconventional gas that is stored within the structure of shale.

     Shale gas production has been enabled by the development of horizontal drilling and hydraulic fracturing (fracking) technologies. Although both technologies have been in use for decades, technological advances and the rising cost of alternative energy sources have made their use economic for the development of natural gas reservoirs that previously would not have been accessible, and has resulted in a huge increase in the gas reserves available to us.

     Horizontal drilling is the process of developing a well that starts much the same way as a vertical well. Vertical well sections are drilled up to several thousand feet below the surface. As the drill passes the water table, which typically is up to several hundred feet below the surface, pipe casings and cement are put in place to protect water quality. At the desired depth the well shaft is curved from vertical to nearly horizontal. More than one horizontal shaft can be supported by a single vertical shaft, and horizontal sections can extend thousands of feet away from the vertical sections.

     The fracking process involves pumping water with chemical additives into a well and gas reservoir at high pressure. When the pressure exceeds the rock strength, the fluids open fractures that extend away from the well. After the fractures are created, sand or another substance is pumped in to keep the fractures open when the pumping pressure is released. After fracturing is complete, the internal pressure of the geologic formation causes the trapped natural gas to flow up the well.

     A well could be fracked up to ten times during its productive life. In each fracking, 2 to 9 million gallons of water can be used. Roughly half the water remains deep in the ground after fracking. The rest of the water comes up out of the well, and in addition to the chemical additives, contains dissolved heavy metals and other toxins. After being stored initially in lined waste ponds, some of the water is trucked to a new well site for reuse, and some is moved to a final disposal site which could be a dry gas well. Traditional water treatment plants are not able to purify water used in fracking.

     There are many federal, state, and local government regulations in place to oversee natural gas production. The best evidence to-date is that current regulations and procedures for handling waste water from fracking are adequate to prevent environmental hazard. Your managers have always favored the regulated income streams of gas pipeline companies over gas exploration and production companies. Therefore, our investment model does not include companies that are directly involved in the fracking process. However, many of the companies in which we invest rely – as do you – on the availability of gas produced from unconventional gas reservoirs that utilize fracking. Every form of energy production creates a byproduct that has to be managed in a responsible way. We make every effort to evaluate the associated risks when we make investments on your behalf.

     Board of Directors Meeting: At the regular November 2011 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	December 30	January 10
6.5	January 31	February 10
6.5	February 29	March 12

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industries. Under normal market conditions, more than 65% of the Fund’s total assets will be invested in a diversified portfolio of equity and fixed income securities of companies of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telecommunication services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve-month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2011, and retains an independent consultant to review the plan annually in February. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

     The Fund’s monthly distribution may be derived from one or more of the following sources: net investment income, realized capital gains, and to the extent necessary to support the monthly distribution, return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income”, and requires shareholders to adjust their cost basis. At the time of each distribution, the Fund is required to inform shareholders of the sources of its distributions based on U.S. generally accepted accounting principles (GAAP). However, the tax treatment of the Fund’s distributions can only be determined at the end of the fiscal year, and is reported to shareholders on Form 1099-DIV early in the following year. Based on GAAP, for the twelve month period ended December 31, 2010, 61% of the total distributions were attributable to current year net investment income, 20% to long-term capital gains, and 19% to return of capital. The characterization of the distributions for GAAP purposes and federal income tax purposes can differ. For federal income tax purposes, 85% of the distributions in 2010 were derived from net investment income and 15% from return of capital. The difference in GAAP and tax reporting in 2010 was largely attributable to current period gains being offset by tax loss carryforwards.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of September 30, 2011 the Fund’s leverage consisted of $200 million of Remarketed Preferred Stock (RP), $200 million of Auction Preferred Stock (APS), and $600 million of debt. On that date the total amount of leverage represented approximately 35% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Early in 2008, disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of many closed-end fund’s preferred shares, including the preferred shares of the Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequent to the implementation of the credit facility, the Fund redeemed $300 million of RP and $300 million of APS.

     Management of the Fund continues to seek ways to mitigate the impact of auction failures on preferred shareholders. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred shares because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred shares. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred shares will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     The Fund’s preferred shares are currently rated AAA by Standard & Poor’s Financial Services LLC (“S&P”) and Aaa by Moody’s Investors Service, Inc. (“Moody’s”). S&P has released for public comment proposed changes to its methodology for rating certain securities, including the preferred stock of closed-end investment companies like your Fund. The proposed new methodology would limit the ability of certain types of securities to maintain a AAA rating. Securities potentially affected include some of the most complex and least understood asset-backed and structured vehicles, many of which experienced substantial losses during the market turmoil associated with the Great Recession of 2008-2009. Although your Fund’s preferred shares have continuously paid their dividends during all market conditions, if the new methodology is implemented as proposed, the Fund’s preferred shares could have their S&P rating reduced. Any change in rating could impact the cost of leverage because the preferred dividend rates are tied to the S&P and Moody’s ratings. Management of the Fund believes that the preferred stock of closed-end investment companies, because of their regulation under the 1940 Act, should be treated differently from the securities of asset-backed and structured vehicles and accordingly we have submitted comments to S&P on the proposed changes in methodology.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or www.stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2011

COMMON STOCKS—108.8%

Shares	Description	Value (Note 1)
	n ELECTRIC, GAS AND WATER—86.9%
500,000	AGL Resources Inc.	$20,370,000
1,500,000	Alliant Energy
	Corp.(a)(b)	58,020,000
1,000,000	American Water Works
	Co.(a)(b)	30,180,000
2,500,000	CMS Energy Corp.	49,475,000
3,071,300	CenterPoint Energy
	Inc.(a)(b)	60,258,906
640,000	DTE Energy Co.	31,372,800
1,400,000	Dominion Resources,
	Inc.(a)(b)	71,078,000
1,600,000	Enbridge Inc. (Canada)	51,088,000
850,000	Entergy Corp.(a)(b)	56,346,500
1,185,000	FirstEnergy Corp.(a)(b)	53,218,350
500,000	Great Plains Energy Inc.	9,650,000
1,500,000	Kinder Morgan, Inc.	38,835,000
188,673	National Grid PLC ADR
	(United Kingdom)	9,358,181
675,714	National Grid PLC
	(United Kingdom)	6,721,024
1,350,000	NextEra Energy, Inc.(a)(b)	72,927,000
2,000,000	NiSource Inc.	42,760,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	67,300,000
800,000	Northwest Natural Gas
	Co.(a)(b)	35,280,000
3,000,000	NV Energy, Inc.	44,130,000
675,000	ONEOK, Inc.(a)(b)	44,577,000
1,500,000	PPL Corp.	42,810,000
2,000,000	Pepco Holdings Inc.	37,840,000
1,000,000	Piedmont Natural Gas Co.	28,890,000
1,500,000	Pinnacle West Capital
	Corp.(a)	64,410,000
1,800,000	Public Service Enterprise
	Group Inc.(a)(b)	60,066,000
1,500,000	Questar Corp.	26,565,000
1,000,000	Sempra Energy(a)(b)	51,500,000
1,500,000	Southern Co.(a)(b)	63,555,000
1,515,000	Spectra Energy Corp.	37,162,950
3,000,000	TECO Energy Inc.(a)(b)	51,390,000
1,000,000	TransCanada Corp.
	(Canada)(a)(b)	40,490,000
1,500,000	Vectren Corp.(a)	40,620,000
1,000,000	WGL Holdings Inc.	39,070,000
1,750,000	Westar Energy Inc.	46,235,000
1,400,000	Wisconsin Energy Corp.	43,806,000
3,000,000	Xcel Energy Inc.(a)(b)	74,070,000
		1,601,425,711
	n TELECOMMUNICATION—21.9%
2,508,260	AT&T Inc.(a)(b)	71,535,575
1,600,000	CenturyLink Inc.(a)	52,992,000
1,000,000	France Telecom SA
	(France)	16,502,912
3,518,491	Frontier Communications
	Corp.(a)(b)	21,497,980
998,000	SES (Luxembourg)	24,463,837
8,400,000	Telstra Corp. Ltd.
	(Australia)	25,308,287
757,900	Telus Corp. (Canada)	37,347,695
2,160,028	Verizon Communications
	Inc.(a)(b)	79,489,030
1,121,640	Vodafone Group PLC ADR
	(United Kingdom)	28,770,066
4,000,000	Windstream Corp.	46,640,000
		404,547,382
	Total Common Stocks
	(Cost—$1,826,691,060)	2,005,973,093

PREFERRED STOCKS—6.7%

	n UTILITY—1.2%
220,000	Southern California Edison
	6 1/8% Perpetual	21,759,386
		21,759,386
	n NON-UTILITY—5.5%
650,000	Duke Realty Corp. 6.95%
	Series M Perpetual	16,373,500
605,000	Kimco Realty Corp. 7 3/4%
	Series G Perpetual	15,488,000
710,432	Prologis, Inc. 7% Series O
	Perpetual	17,334,541
600,000	Realty Income Corp. 7 3/8%
	Series D Perpetual(a)	15,426,000

The accompanying notes are an integral part of this Statement of Net Assets.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED) September 30, 2011

Shares	Description	Value (Note 1)
660,000	UDR, Inc. 6 3/4% Series G
	Perpetual	$16,665,000
200,000	Vornado Realty Trust 7%
	Series E Perpetual	5,032,000
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	5,879,547
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,774,500
		100,973,088
	Total Preferred Stocks
	(Cost—$121,582,989)	122,732,474

BONDS—35.8%

Par Value	Description	Value (Note 1)

	n ELECTRIC, GAS AND WATER—24.3%
$15,000,000	American Water
	Capital Corp. 6.085%,
	due 10/15/17(a)	$17,581,125
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	28,198,808
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	12,085,364
11,000,000	Cleveland Electric
	Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,876,444
6,750,000	Commonwealth
	6.95%, due 7/15/18	7,843,986
15,305,000	Consolidated Edison Co.
	of New York
	7 1/8%, due 12/01/18	19,537,552
24,000,000	Dominion Resources
	Capital Trust I
	7.83%, due 12/01/27(a)	24,801,888
9,354,000	Dominion Resources Inc.
	6.4%, due 6/15/18	11,251,814
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,090,670
4,125,000	Duke Energy Corp.
	6.3%, due 2/01/14	4,573,313
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	4,976,725
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)	24,245,720
12,826,000	EQT Corp.
	8 1/8%, due 6/01/19	15,550,230
14,376,000	Exelon Generation Co. LLC
	6.20%, due 10/01/17	16,210,148
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)	17,966,460
10,000,000	Georgia Power Co.
	5.70%, due 6/01/17(a)	11,736,300
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	10,793,122
5,618,000	Indiana Michigan Power Co.
	7%, due 3/15/19	6,934,859
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	9,480,788
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,328,245
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	13,093,190
10,000,000	National Grid PLC
	(United Kingdom)
	6.3%, due 8/01/16	11,496,000
12,711,000	National Rural Utilities
	Cooperative Finance Corp.
	7 1/4%, due 3/01/12	13,047,066
9,500,000	Nevada Power Co.
	6 1/2%, due 4/15/12	9,758,732
15,123,000	Oncor Electric Delivery
	Co. LLC
	6 3/8%, due 5/01/12	15,571,866
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	11,829,191
6,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	7,384,734
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,848,760
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	17,410,624
5,000,000	Sempra Energy
	6.15%, due 6/15/18	5,889,480
9,712,000	Sempra Energy
	6 1/2%, due 6/01/16	11,363,254

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2011

Par Value	Description	Value (Note 1)
$6,488,000	Southern Union Co.
	7.60%, due 2/01/24	$7,677,069
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	10,431,079
2,615,000	Spectra Energy
	6 3/4%, due 7/15/18	2,966,963
9,140,000	TransCanada PipeLines
	Ltd. (Canada)
	7 1/8%, due 1/15/19	11,603,102
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17	16,675,551
		447,110,222
	n TELECOMMUNICATION—10.9%
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	10,403,570
10,000,000	Alltel Corp.
	7%, due 7/01/12	10,440,080
10,000,000	BellSouth Capital
	Funding Corp.
	7 7/8%, due 2/15/30(a)	13,427,020
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	12,987,660
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,855,045
15,000,000	Koninklijke KPN NV
	(Netherlands)
	8 3/8%, due 10/01/30(a)	19,308,045
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15	12,152,380
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,191,450
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,126,525
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,111,490
29,700,000	Telecom Italia Capital
	(Italy)
	7.20%, due 7/18/36(a)	27,149,869
5,000,000	Telefonica Europe BV
	(Spain)
	8 1/4%, due 9/15/30	5,593,540
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	26,359,434
15,500,000	Verizon Global Funding
	Corp
	7 3/4%, due 12/01/30(a)	21,304,874
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	7,132,690
		201,543,672
	n NON-UTILITY—0.6%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	11,887,824
		11,887,824
	Total Bonds
	(Cost—$625,733,524)	660,541,718

TOTAL INVESTMENTS—151.3% (Cost—$2,574,007,573)	2,789,247,285
BORROWINGS—(32.5%)	(600,000,000)
OTHER ASSETS LESS LIABILITIES—(7.9%)	(145,285,411)
AUCTION PREFERRED STOCK—(10.9%)	(200,000,000)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,843,961,874

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of this Statement of Net Assets.

DNP SELECT INCOME FUND INC.
NOTES TO STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2011

(1)	The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. For more information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements contained in its semi-annual report. The following is a summary of the inputs used to value each of the Fund’s investments at September 30, 2011.

	Level 1	Level 2
Common stocks	$2,005,973,093	—
Preferred stocks	122,732,474	—
Bonds	—	$660,541,718
Total	$2,128,705,567	$660,541,718

There were no significant transfers between level 1 and level 2 during the quarter ended September 30, 2011.

(2)	At December 31, 2010, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $2,549,895,236, the Fund had gross unrealized appreciation of $264,308,100 and gross unrealized depreciation of $71,349,805.

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Board of Directors

DAVID J. VITALE
Chairman

NANCY LAMPTON
Vice Chairperson

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
155 North Wacker Drive
Chicago, Illinois 60606

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer

Date	November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer
Date	November 18, 2011

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder Treasurer (principal financial officer) and Assistant Secretary
Date	November 18, 2011